 Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

Financial Statements

Financial Information for the Three Months Ended March 31, 2014 and 2014

F-1	Balance Sheets (Unauditied) March 31, 2014 and December 31, 2013
F-2	Statement of Income and Retained Earnings (Deficiency) (Unaudited) for the Three Months Ended March 31, 2014 and 2013
F-3	Statement of Cash Flows (Unaudited) for the Three Months Ended March 31, 2014 and 2013
F-4	Notes to Financial Statements

Financial Information for the Year Ended December 31, 2013

F-10	Independent Auditor’s Report
F-12	Balance Sheets December 31, 2013
F-13	Statement of Income and Retained Earnings (Deficiency) for the Year Ended December 31, 2013
F-14	Statement of Cash Flows for the Year Ended December 31, 2013
F-15	Notes to Financial Statements
F-23	Supplementary Information
F-26	Other Reports

Financial Information for the Year Ended December 31, 2012

F-29	Independent Auditor’s Report
F-31	Balance Sheets December 31, 2012
F-32	Statement of Income and Retained Earnings (Deficiency) for the Year Ended December 31, 2012
F-33	Statement of Cash Flows for the Year Ended December 31, 2012
F-34	Notes to Financial Statements
F-41	Supplementary Information
F-44	Other Reports

 Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

Balance Sheets

  (Unaudited)

	March 31,	December 31,
	2014	2013
ASSETS
Current assets
Cash	$42,486	$24,896
Accounts receivable, net	61,371	61,614
Total current assets	103,857	86,510
Property and equipment, net - at cost	115,689	117,051
Other assets, principally deposits	733	733
Total assets	$220,279	$204,294
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable and accrued expenses	$54,294	$53,444
Refunds payable	16,740	68,917
Line of credit	12,038	12,038
Note payable	—	298
Loan from stockholders	58,000	—
Tuition received in advance	91,259	96,790
Total current liabilities	232,331	231,487
Stockholders' equity (deficit)
Common stock	500	500
Paid-in capital	4,500	4,500
Retained earnings (deficit)	(17,052)	(32,193)
Total stockholders' equity (deficit)	(12,052)	(27,193)
Total liabilities and stockholders' equity (deficit)	$220,279	$204,294

See accompanying notes to the financial statements.

F-1

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

Statement of Income and Retained Earnings (Deficiency)

For the three months ended March 31, 2014 and 2013

  (Unaudited)

	March 31,	March 31,
	2014	2013
Revenues
Net tuition revenue	$211,000	$184,878
Massage, facial and nails practicals fees	28,005	42,027
Total revenues	239,005	226,905
Operating expenses	213,804	197,650
Income from operations	25,201	29,255
Other expense
Interest expense	—	(203)
Net income	25,201	29,053
Retained earnings - beginning of period	(32,193)	74,780
S Corporation distributions	(10,060)	(29,210)
Retained earnings - end of period	$(17,052)	$74,623

 See accompanying notes to the financial statements.

F-2

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

STATEMENT OF CASH FLOW

For the three months ended March 31, 2014 and 2013

 (Unaudited)

	March	March
	2014	2013
Cash flows from operating activities:
Net income	$25,202	$29,053
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	1,362	1,362
Changes in assets and liabilities:
(Increase) decrease in:
Accounts receivable	243	(178,727)
Increase (decrease) in:
Accounts payable and accrued expenses	850	31,650
Refunds payable	(52,178)	46,924
Tuition received in advance	(5,531)	110,555
Net cash provided by (used in) operating activities	(30,052)	40,817
Cash flows from financing activities:
Net borrowing (repayments) on line of credit	—	6,995
Repayment of note payable	(298)	(3,552)
Advance from stockholder	58,000	—
Distributions to stockholders	(10,060)	(29,210)
Net cash provided by (used in) financing activities	47,642	(25,767)
Net increase in cash	17,590	15,050
Cash at beginning of the year	24,896	15,914
Cash at end of the year	$42,486	$30,964
Supplemental disclosures for cash flow information:
Cash paid during the year for
Interest	$—	$203
Income taxes	$—	$—

See accompanying notes to the financial statements.

F-3

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE INTERIM FINANCIAL STATEMENTS

March 31, 2014 and 2013

(Unaudited)

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach (the "Company" or “Institution”) is a Florida corporation formed in 1988. The Company operates as an educational institution for the training of massage, facial skin care and cosmetology. A summary of the accounting policies applied in the preparation of the accompanying Interim Financial Statements follows.

Basis of Accounting

The Interim Financial Statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America as outlined in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Under the accrual basis of accounting, revenues are recorded as earned and expenses are recorded at the time liabilities are incurred.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. These estimated service lives range from 5 to 39 years. Accelerated and straight-line methods are utilized for both financial and tax reporting purposes. Maintenance and repairs of property are charged to operations, and major improvements are capitalized.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For the purpose of the Statement of Cash Flows, the Company included cash on hand and in banks. The Company also considers all highly liquid investments with a maturity of three months or less, when purchased, to be cash equivalents.

F-4

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE INTERIM FINANCIAL STATEMENTS

March 31, 2014 and 2013

(Unaudited)

NOTE A – CONTINUED

Fair Value of Financial Instruments

Financial instruments are composed of cash, cash equivalents, certificates of deposits, accounts receivable, the carrying value of which approximates fair value.

Revenue Recognition

Tuition revenue is recognized as revenue in the period in which the students complete the clock hours per the agreed upon program as they are rendered. Amounts of tuition received that have not yet been earned are recorded as tuition received in advance. Other revenue is recognized as revenue in the period in which it was earned.

Refundable Advances for U.S. Government-sponsored Loan and Grant Funds

Funds provided by the U.S. Government under the Federal Pell Grant Program and Federal Direct Loan Program, are granted and/or loaned to qualified students. Receipts of these monies are utilized fully or partially to meet the cost of attendance of the student. Funds provided by the U.S. Government are ultimately refundable to the government on a whole or partial basis, if the student does not finish the agreed program, withdraws, or fails to meet the required qualifications. Funds provided by the U.S. Government that are ultimately refundable to the government are presented as a liability when incurred.

Income Taxes

The Company filed an election with the Internal Revenue Service to be taxed as an S Corporation. Under this election, the Company's income, losses and tax credits will be included in the individual tax returns of the stockholders. Accordingly, the Company will not report a provision for income taxes. The Company’s income tax filings are subject to audit by various taxing authorities. The Company’s open audit periods are 2010 – 2013. In evaluating the Company’s tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered. The Company believes their estimates are appropriate based on current facts and circumstances. The Company’s policy on income statement classification of interest and penalties related to income tax obligations, if any, is to include such items as part of interest expense and other expense, respectively.

F-5

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE INTERIM FINANCIAL STATEMENTS

March 31, 2014 and 2013

(Unaudited)

NOTE A – CONTINUED

Allowance for Doubtful Accounts

An allowance for loss in student loans/receivable is established based upon a review of the collectibility of the underlying student loans/receivable. The allowance represents management’s estimate of the amount of the student balances for which loss is probable. The allowance is increased or decreased through charges to expense and recoveries of loans previously charged to expense.

Advertising Costs

Advertising costs, included in operating expenses, are expensed as incurred. Advertising expense was $19,566 and $21,942 for the three months ended March 31, 2014 and 2013, respectively.

Date of Management Review

In preparing the Interim Financial Statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of this report. That date is the date the Interim Financial Statements were available to be issued.

NOTE B – Accounts receivable

Accounts receivable at March 31, 2014 and December 31, 2013 consists of the following:

	2014	2013
Tuition receivable	$134,371	$134,614
Less allowance for doubtful accounts	73,000	73,000
	$61,371	$61,614

The Company enters into tuition financing agreements with certain students wherein a portion of the total tuition is collected over a period of twelve (12) to thirty-six (36) months with interest on the unpaid balance ranging from zero to eighteen (18%) percent per annum. Tuition receivable is recorded over the term in which educational services are rendered, which may differ from the term of the finance agreements. See Note A, Revenue Recognition.

F-6

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE INTERIM FINANCIAL STATEMENTS

March 31, 2014 and 2013

(Unaudited)

NOTE C – PROPERTY AND EQUIPMENT

Property and equipment at March 31, 2014 and December 31, 2013 consists of the following:

	2014	2013
Furniture, fixtures, and equipment	$145,724	$145,724
Leasehold improvements	146,864	146,864
	292,588	292,588
Less accumulated depreciation	176,899	175,537
	$115,689	$117,051

Deprecation and amortization expense for the three months ended March 31, 2014 and 2013 was $1,362 and $1,362, respectively.

Note D – Tuition received in advance

The Company receives tuition payments in advance of rendering educational services. Management’s policy is to record these transactions as a current liability. The Company recognizes revenue from these payments as educational services are rendered.

Net tuition revenue includes the earned portion of finance and late charges, which are recorded pursuant to tuition finance arrangements.

NOTE E – LINE OF CREDIT

The Company has a line of credit with a financial institution (maximum borrowing of $50,000 at an annual fee of $150), interest only, payable monthly, at the financial institution’s prime rate plus two percent, principal payments on demand, collateralized by the personal guarantee of the stockholders of the Company. The Company had an outstanding balance of $12,038 and $12,038 under this line of credit at March 31, 2014 and December 31, 2013, respectively. Interest expense for the three months ending March 31, 2014 and 2013 was $0 and $66, respectively.

F-7

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE INTERIM FINANCIAL STATEMENTS

March 31, 2014 and 2013

(Unaudited)

NOTE F – NOTE PAYABLE

The Company entered into a note payable to finance the purchase of equipment. The note is payable in monthly installments of $303, including principal and interest at 17.943% through March 31, 2014 and 2013. At March 31, 2014 and December 31, 2013 the balance on the note is $0 and $298, respectively, and interest expense for the three months then ended totaled $0 and $137, respectively.

NOTE G – COMMITMENTS AND CONTINGENCIES

Concentration of Risk

The Company maintains its cash balances at financial institutions located in Lake Worth, Florida. Deposit accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. At March 31, 2014 and 2013, the Company had no uninsured cash balances. The Company extends credit to its customers and students. The Company has assessed its significant credit risk on customer and student receivables and has provided an allowance for amounts believed to be uncollectible.

Leases

The Company leases its facilities located in Lake Worth, Florida. One lease expired on December 31, 2000, and the Company was on a month-to-month basis until July of 2002, when a related party purchased the building from the previous landlord. Currently, the Company is leasing this building on a month-to-month verbal agreement with the rent approximating $4,255 per month. See Note I. The Company has operating leases for office equipment. The Company may also rent property and equipment on an as needed basis. Rent expense for the three months ended March 31, 2014 and 2013, was $16,611.

Legal matters

The Company is engaged in legal proceedings incidental to its normal business activities. In the opinion of management, none of these proceedings are material in relation to the Association’s financial position.

F-8

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE INTERIM FINANCIAL STATEMENTS

March 31, 2014 and 2013

(Unaudited)

NOTE G – CONTINUED

Current Vulnerability Due to Certain Concentrations

The Company’s operations are concentrated in the educational market for massage, facial skin care and cosmetology. In addition, the Company operates in a heavily regulated environment. The operations of the Company are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies, including, but not limited to, the U.S. Department of Education (“DOE”). Such administrative directives, rules and regulations are subject to change by an act of Congress or an administrative change mandated by the DOE. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.

NOTE H – SUBSEQUENT EVENTS

Department of Education Program Review

The U.S. Department of Education commenced a program review in early 2014. Department of Education’s program reviews are to determine whether an institution participating in the programs authorized pursuant to Title IV of the HEA continue to meet the institutional eligibility, financial responsibility, and administrative capability requirements for participation in the Title IV programs. The Institution has not received the results of this review, which may include findings relating to compliance and financial matters that may have implications for its ability to participate in Title IV programs.

Sale of Business

On May 27, 2014, the shareholders entered into a stock purchase agreement with an unrelated party to sell the Company for cash and restricted shares of stock. Upon signing the agreement the shareholders transferred forty-nine percent (49%) of the stock of the Company to the purchaser. Upon the approval from accreditation and both State and Federal Departments of Education, the remaining fifty one percent (51%) of the stock will be transferred to the purchaser.

Sale of Building by Related Party

In addition to the sale of the business, the same unrelated party and the shareholders have entered into a stock purchase agreement to acquire the real estate that the Institution currently occupies and rents (see Note I) for cash and restricted shares of stock.

F-9

INDEPENDENT AUDITOR’S REPORT

Board of Directors

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

Report on the Financial Statements

We have audited the accompanying financial statements of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach (an S Corporation), which comprise the balance sheet as of December 31, 2013, and the related statements of income and retained earnings (deficiency) and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach, as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

F-10

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company as of December 31, 2013 had a working capital deficiency and deficit net worth. As described more fully in Note G the Company has failed to meet the required composite score for financial responsibility as required by the U.S. Department of Education. As described in Note J, the Company has sought alternative sources of capital through the sale of its stock however the continued operation of the business is dependent upon approval by various regulatory agencies. Those conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Other Matters

Other Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying Footnote H on the institution’s calculation of its Title IV 90/10 revenue test and Footnote I on related party transactions are presented for purposes of additional analysis as required by the U.S. Department of Education and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information included in Footnotes H and I is fairly stated, in all material respects, in relation to the financial statements as a whole.

Other Reporting Required by Government Auditing Standards

In accordance with Government Auditing Standards, we have also issued our report dated June 27, 2014, on our consideration of the Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards in considering Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s internal control over financial reporting and compliance.

/s/ Charles A. Krblich, P.A.

Fort Lauderdale, Florida

June 27, 2014

F-11

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

BALANCE SHEET

December 31, 2013

ASSETS
Current assets:
Cash	$24,896
Accounts receivable, net	61,614
Total current assets	86,510
Property and equipment, net - at cost	117,051
Other assets, principally deposits	733
Total assets	$204,294
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
Accounts payable and accrued expenses	$53,444
Refunds payable	68,917
Line of credit	12,038
Note payable	298
Tuition received in advance	96,790
Total current liabilities	231,487
Commitments and contingencies:	—
Stockholders' equity (deficiency):
Common stock, $1 par value, authorized 500 shares
issued and outstanding	500
Paid-in capital	4,500
Retained earnings (deficiency)	(32,193)
Total stockholders' equity (deficiency)	(27,193)
Total liabilities and stockholders' equity (deficiency)	$204,294

See accompanying notes to the financial statements.

F-12

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

STATEMENT OF INCOME AND RETAINED EARNINGS (DEFICIENCY)

For the year ended December 31, 2013

Revenues:
Net tuition revenue	$739,513
Massage, facial and nails practicals fees	168,109
Total revenues, net	907,622
Operating expenses	857,253
Income from operations	50,369
Other expense:
Interest expense	(810)
Net income	49,559
Retained earnings, beginning of year	74,780
S Corporation distributions	(156,532)
Retained earnings (deficiency), end of year	$(32,193)

See accompanying notes to the financial statements.

F-13

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

STATEMENT OF CASH FLOWS

For the year ended December 31, 2013

Cash flows from operating activities:
Net income	$49,559
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	7,156
Provision for doubtful accounts	(52,000)
Changes in assets and liabilities:
(Increase) decrease in:
Accounts receivable	75,658
Increase (decrease) in:
Accounts payable and accrued expenses	18,883
Refunds payable	68,917
Tuition received in advance	(4,694)
Net cash provided by operating activities	163,479
Cash flows from investing activities:
Purchase of property and equipment	(1,706)
Net cash used in investing activities	(1,706)
Cash flows from financing activities:
Net borrowing (repayments) on line of credit	6,995
Repayment of note payable	(3,254)
Distributions to stockholders	(156,532)
Net cash used in financing activities	(152,791)
Net increase in cash	8,982
Cash at beginning of the year	15,914
Cash at end of the year	$24,896
Supplemental disclosures for cash flow information:
Cash paid during the year for
Interest	$(810)
Income taxes	$—
See accompanying notes to the financial statements.

See accompanying notes to the financial statements.

F-14

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach (the "Company" or “Institution”) is a Florida corporation formed in 1988. The Company operates as an educational institution for the training of massage, facial skin care and cosmetology. A summary of the accounting policies applied in the preparation of the accompanying financial statements follows.

Basis of Accounting

The financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America as outlined in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Under the accrual basis of accounting, revenues are recorded as earned and expenses are recorded at the time liabilities are incurred.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. These estimated service lives range from 5 to 39 years. Accelerated and straight-line methods are utilized for both financial and tax reporting purposes. Maintenance and repairs of property are charged to operations, and major improvements are capitalized.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For the purpose of the Statement of Cash Flows, the Company included cash on hand and in banks. The Company also considers all highly liquid investments with a maturity of three months or less, when purchased, to be cash equivalents.

F-15

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

NOTE A – CONTINUED

Fair Value of Financial Instruments

Financial instruments are composed of cash, cash equivalents, certificates of deposits, accounts receivable, the carrying value of which approximates fair value.

Revenue Recognition

Tuition revenue is recognized as revenue in the period in which the students complete the clock hours per the agreed upon program as they are rendered. Amounts of tuition received that have not yet been earned are recorded as tuition received in advance. Other revenue is recognized as revenue in the period in which it was earned.

Refundable Advances for U.S. Government-sponsored Loan and Grant Funds

Funds provided by the U.S. Government under the Federal Pell Grant Program and Federal Direct Loan Program, are granted and/or loaned to qualified students. Receipts of these monies are utilized fully or partially to meet the cost of attendance of the student. Funds provided by the U.S. Government are ultimately refundable to the government on a whole or partial basis, if the student does not finish the agreed program, withdraws, or fails to meet the required qualifications. Funds provided by the U.S. Government that are ultimately refundable to the government are presented as a liability when incurred.

Income Taxes

The Company filed an election with the Internal Revenue Service to be taxed as an S Corporation. Under this election, the Company's income, losses and tax credits will be included in the individual tax returns of the stockholders. Accordingly, the Company will not report a provision for income taxes. The Company’s income tax filings are subject to audit by various taxing authorities. The Company’s open audit periods are 2010 – 2013. In evaluating the Company’s tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered. The Company believes their estimates are appropriate based on current facts and circumstances. The Company’s policy on income statement classification of interest and penalties related to income tax obligations, if any, is to include such items as part of interest expense and other expense, respectively.

F-16

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

NOTE A – CONTINUED

Allowance for Doubtful Accounts

An allowance for loss in student loans/receivable is established based upon a review of the collectibility of the underlying student loans/receivable. The allowance represents management’s estimate of the amount of the student balances for which loss is probable. The allowance is increased or decreased through charges to expense and recoveries of loans previously charged to expense.

Advertising Costs

Advertising costs, included in operating expenses, are expensed as incurred. Advertising expense was $78,529 for the year ended December 31, 2013.

Date of Management Review

In preparing the financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of this report. That date is the date the financial statements were available to be issued.

NOTE B – Accounts receivable

Accounts receivable at December 31, 2013 consists of the following:

Tuition receivable	$134,614
Less allowance for doubtful accounts	73,000
$61,614

The Company enters into tuition financing agreements with certain students wherein a portion of the total tuition is collected over a period of twelve (12) to thirty-six (36) months with interest on the unpaid balance ranging from zero to eighteen (18%) percent per annum. Tuition receivable is recorded over the term in which educational services are rendered, which may differ from the term of the finance agreements. See Note A, Revenue Recognition.

F-17

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

NOTE C – PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2013 consists of the following:

Furniture, fixtures, and equipment	$145,724
Leasehold improvements	146,864
292,588
Less accumulated depreciation	175,537
$117,051

Deprecation and amortization expense for the year was $7,156.

Note D – Tuition received in advance

The Company receives tuition payments in advance of rendering educational services. Management’s policy is to record these transactions as a current liability. The Company recognizes revenue from these payments as educational services are rendered.

Net tuition revenue includes the earned portion of finance and late charges, which are recorded pursuant to tuition finance arrangements.

NOTE E – LINE OF CREDIT

The Company has a line of credit with a financial institution (maximum borrowing of $50,000 at an annual fee of $150), interest only, payable monthly, at the financial institution’s prime rate plus two percent, principal payments on demand, collateralized by the personal guarantee of the stockholders of the Company. The Company had an outstanding balance of $12,038 under this line of credit at December 31, 2013. Interest expense for the year ending December 31, 2013 was $432.

NOTE F – NOTE PAYABLE

The Company entered into a note payable to finance the purchase of equipment. The note is payable in monthly installments of $303, including principal and interest at 17.943% through December 31, 2013. At December 31, 2013 the balance on the note is $298 and interest expense for the year then ended totaled $378.

F-18

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

NOTE G – COMMITMENTS AND CONTINGENCIES

Concentration of Risk

The Company maintains its cash balances at financial institutions located in Lake Worth, Florida. Deposit accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. At December 31, 2013, the Company had no uninsured cash balances. The Company extends credit to its customers and students. The Company has assessed its significant credit risk on customer and student receivables and has provided an allowance for amounts believed to be uncollectible.

Leases

The Company leases its facilities located in Lake Worth, Florida. One lease expired on December 31, 2000, and the Company was on a month-to-month basis until July of 2002, when a related party purchased the building from the previous landlord. Currently, the Company is leasing this building on a month-to-month verbal agreement with the rent approximating $4,255 per month. See Note I. The Company has operating leases for office equipment. The Company may also rent property and equipment on an as needed basis. Rent expense for the year ended December 31, 2013, was $66,443.

Legal matters

The Company is engaged in legal proceedings incidental to its normal business activities. In the opinion of management, none of these proceedings are material in relation to the Association’s financial position.

Current Vulnerability Due to Certain Concentrations

The Company’s operations are concentrated in the educational market for massage, facial skin care and cosmetology. In addition, the Company operates in a heavily regulated environment. The operations of the Company are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies, including, but not limited to, the U.S. Department of Education (“DOE”). Such administrative directives, rules and regulations are subject to change by an act of Congress or an administrative change mandated by the DOE. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.

F-19

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

NOTE G – CONTINUED

Regulatory Compliance

To participate in Title IV Programs, a school must be authorized to offer its programs of instruction by relevant state education agencies, be accredited by an accrediting commission recognized by the Department of Education and be certified as an eligible institution by the DOE. For this reason, the school is subject to extensive regulatory requirements imposed by all of these entities. After the school received the required certification by the appropriate entities, the school must demonstrate its compliance with the DOE regulations of the Title IV Programs on an ongoing basis. Included in these regulations is the requirement that the Company must satisfy specific standards of financial responsibility. The DOE evaluates institutions for compliance with these standards each year, based upon the institution’s annual audited financial statements, as well as following a change in ownership of the institution. Under regulations, the DOE calculates the institution’s composite score for financial responsibility based on its (i) equity ratio, which measures the institution’s capital resources, ability to borrow and financial viability; (ii) primary reserve ratio, which measures the institution’s ability to support current operations from expendable resources; and (iii) net income ratio, which measures the institution’s ability to operate at a profit. This composite score can range from -1 to +3.

For December 31, 2013, the Company has calculated its composite score to be .2. However, this is subject to determination by the DOE once it receives and reviews the Company’s audited financial statements for the year ended December 31, 2013. A minimum score of 1.5 is required and as a result the Company may be put into the Zone Alternative, whereby it is required to make disbursements to eligible students and parents under either the cash monitoring or reimbursement payment method and provide notification to its School Participation Team of certain oversight or financial events that occur no later than ten days after such occurrence.

The U.S. Department of Education requires the Company to maintain a letter of credit due to the Company not making timely refunds of Title IV funds during 2011. The amount of the letter of credit is $9,866 at December 31, 2013, which is 25% of total Title IV refunds that were made or should have been made for the year ended December 31, 2011. The letter of credit must remain in effect until the Company has no late return findings for two consecutive fiscal years.

F-20

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

Note H – U.S. Department of Education Title IV “90/10” Requirement

The Company derives a substantial portion of its revenues from Student Financial Aid (SFA) received by its students under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). To continue to participate in the SFA programs the Company must comply with the regulations promulgated under the HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than ninety percent (90%) from the Title IV programs. The failure of the Company to meet the ninety percent (90%) limitation will result in the loss of the Company’s ability to participate in SFA programs. For the year ended December 31, 2013, the Company has calculated the 90/10 test as the numerator being the sum of Adjusted Student Title IV Revenue by source of Subsidized Loans, $201,021, Unsubsidized Loans up to loan limits, $327,477, and Federal Pell Grants, $299,371, for a total of Adjusted Student Title IV Revenue on the cash basis of $827,869; the denominator being the sum of the Adjusted Student Title IV Revenue, $827,869, plus the sum of Student Non-Title IV Revenue by source of Student Payments, $117,439, plus the sum of Total Revenue from Other Sources of Activities conducted by the Institution that are necessary for education and training, $168,109 , for a total on the cash basis of $1,113,417, resulting in a percentage of 74.4%. This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Note I – Related Party TRANSACTIONS – U.S. Department of Education REQUIREMENT

The Company participates in the Student Financial Aid (SFA) under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). The Company must comply with the regulations promulgated under the HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements. During 2013, the Company paid to the officers and stockholders salaries totaling $54,329 and S-Corporation distributions totaling $156,532. At December 31, 2013, the Company does not owe the stockholders for any loans or advances of monies.

In July of 2002, through the normal course of business, the stockholders’ of the Company established another company with the intention to purchase the building that houses the Institution. This acquisition was completed in July of 2002, utilizing no funds of the Institution other than the monies shown as

F-21

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

NOTE I – CONTINUED

S Corporation distributions during that year. The Institution has entered into a month-to-month verbal agreement to rent this building. Total rent, including common area maintenance payments, paid to this related party for the year ended December 31, 2013 was $51,060. See Note J, Subsequent Events.

Management believes these transactions were in the ordinary course of business. This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

NOTE J – SUBSEQUENT EVENTS

Department of Education Program Review

The U.S. Department of Education commenced a program review in early 2014. Department of Education’s program reviews are to determine whether an institution participating in the programs authorized pursuant to Title IV of the HEA continue to meet the institutional eligibility, financial responsibility, and administrative capability requirements for participation in the Title IV programs. The Institution has not received the results of this review, which may include findings relating to compliance and financial matters that may have implications for its ability to participate in Title IV programs.

Sale of Business

On May 27, 2014, the shareholders entered into a stock purchase agreement with an unrelated party to sell the Company for cash and restricted shares of stock. Upon signing the agreement the shareholders transferred forty-nine percent (49%) of the stock of the Company to the purchaser. Upon the approval from accreditation and both State and Federal Departments of Education, the remaining fifty one percent (51%) of the stock will be transferred to the purchaser.

Sale of Building by Related Party

In addition to the sale of the business, the same unrelated party and the shareholders have entered into a stock purchase agreement to acquire the real estate that the Institution currently occupies and rents (see Note I) for cash and restricted shares of stock.

F-22

SUPPLEMENTAL INFORMATION

F-23

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION

Board of Directors

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

We have audited the financial statements of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach as of and for the year ended December 31, 2013 and our report thereon dated June 27, 2014, which expressed an unmodified opinion on those financial statements, appears on page 1. Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The Schedule of Operating Expenses (Unaudited) on page 17, which is the responsibility of management, is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements and, accordingly, we do not express an opinion or provide any assurance on it.

/s/ Charles A. Krblich

Fort Lauderdale, Florida

June 27, 2014

F-24

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

SCHEDULE OF OPERATING EXPENSES (Unaudited)

For the year ended December 31, 2013

Operating expenses:
Advertising	$78,529
Auto expense	2,618
Bank and credit card charges	4,637
Computer expense	2,589
Depreciation and amortization	7,156
Equipment rental	15,383
Grant service fees	15,485
Insurance	20,630
Licenses and fees	7,991
Miscellaneous	2,581
Office, school and postage	32,436
Officers' compensation	54,329
Payroll taxes	45,339
Professional fees	7,885
Provision for doubtful accounts	23,658
Rent	51,060
Repairs, maintenance and janitorial	10,304
Security	1,233
Taxes	832
Telephone	14,140
Utilities	21,629
Wages and salaries	436,809
Total operating expenses	$857,253

F-25

OTHER REPORTS

F-26

INDEPENDENT AUDITOR’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING AND ON COMPLIANCE AND OTHER MATTERS BASED ON AN AUDIT OF THE FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE WITH GOVERNMENT AUDITING STANDARDS

Board of Directors

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

We have audited, in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, the financial statements of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach (an S Corporation), which comprise the balance sheet as of December 31, 2013, and the related statements of income and retained earnings (deficiency) and cash flows for the year then ended, and the related notes to the financial statements, and have issued our report thereon dated June 27, 2014.

Internal Control Over Financial Reporting

In planning and performing our audit of the financial statements, we considered Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s internal control over financial reporting (internal control) to determine the audit procedures that are appropriate in the circumstances for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s internal control. Accordingly, we do not express an opinion on the effectiveness of the entity’s internal control.

A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct, misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control, such that there is a reasonable possibility that a material misstatement of the entity’s financial statements will not be prevented, or detected and corrected on a timely basis. A significant deficiency is a deficiency, or a combination of deficiencies, in internal control that is less severe than a material weakness, yet important enough to merit attention by those charged with governance.

Our consideration of internal control was for the limited purpose described in the first paragraph of this section and was not designed to identify all deficiencies in internal control that might be material weaknesses or significant deficiencies. Given these limitations, during our audit we did not identify any deficiencies in internal control that we consider to be material weaknesses. However, material weaknesses may exist that have not been identified.

Compliance and Other Matters

As part of obtaining reasonable assurance about whether Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s financial statements are free from material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed instances of noncompliance or other matters that are required to be reported under Government Auditing Standards and which are described below.

Finding 2013-01

In reviewing the refunds of Title IV funds, it was noted in three of the student’s files selected that the refund of the Title IV monies had not been timely disbursed. These refunds are identified on the “Summary Schedule C: Refunds”, within this report.

Management’s Response: The Company is in concurrence with this finding. A training/staff meeting will be scheduled to review form “Treatment of Title IV Funds When a Student Withdraws from A Clock Hour Program” and calculations that go along with said form, including related timing and cash disbursements requirements.

F-27

Finding 2013-02

The Institution is required to maintain an Equity, Primary Reserve and Net Income ratios yield composite score of 1.5 to 3.0. The Company’s current year composite ratio is .2 which is below the required minimum ratio.

Management’s Response: The Company is in concurrence with this finding and is in the process of developing a business plan that addresses the deficiency in the Equity, Primary Reserve and Net Income ratios yield composite score. It is Management’s understanding that with respect to the general standards, ED considers an institution to be financially responsible if it has Equity, Primary Reserve, and Net Income ratios that yield a composite score of at least 1.5; has sufficient cash reserves to make required refunds; is current in debt payments; is meeting all of its financial obligations.

On May 27, 2014 the shareholders entered into a stock purchase agreement with an unrelated party to sell the Company for cash and restricted shares of stock. Upon signing the agreement the shareholders transferred forty nine percent (49%) of the stock of the Company to the purchaser. Upon the approval from accreditation and both State and Federal Departments of Education, the remaining fifty one percent (51%) of the stock will be transferred to the purchaser.

Academy of Healing Arts, Massage and Facial Skin Care, Inc.’s Response to Findings

Academy of Healing Arts, Massage and Facial Skin Care, Inc.’s response to the findings identified in our audit is described previously. Academy of Healing Arts, Massage and Facial Skin Care, Inc.’s response was not subjected to the auditing procedures applied in the audit of the financial statements and, accordingly, we express no opinion on it.

Purpose of this Report

The purpose of this report is solely to describe the scope of our testing of internal control and compliance and the results of that testing, and not to provide an opinion on the effectiveness of the entity’s internal control or on compliance. This report is an integral part of an audit performed in accordance with Government Auditing Standards in considering the entity’s internal control and compliance. Accordingly, this communication is not suitable for any other purpose.

 /s/ Charles Krblich, P.A.

Fort Lauderdale, Florida

June 27, 2014

F-28

INDEPENDENT AUDITOR’S REPORT

Board of Directors

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

Report on the Financial Statements

We have audited the accompanying financial statements of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach (an S Corporation), which comprise the balance sheet as of December 31, 2012, and the related statements of income and retained earnings and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion.

An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach, as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

F-29

Other Matters

Other Information

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The accompanying Footnote H on the institution’s calculation of its Title IV 90/10 revenue test and Footnote I on related party transactions are presented for purposes of additional analysis as required by the U.S. Department of Education and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information included in Footnotes H and I is fairly stated, in all material respects, in relation to the financial statements as a whole.

Other Reporting Required by Government Auditing Standards

In accordance with Government Auditing Standards, we have also issued our report dated June 25, 2013, on our consideration of the Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards in considering Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s internal control over financial reporting and compliance.

 /s/ Charles A. Krblich, P.A.

Fort Lauderdale, Florida

June 25, 2013

F-30

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

BALANCE SHEET

December 31, 2012

ASSETS
Current assets:
Cash	$15,914
Accounts receivable, net	85,272
Total current assets	101,186
Property and equipment, net - at cost	122,501
Other assets, principally deposits	733
Total assets	$224,420
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$34,561
Line of credit	5,043
Note payable	3,552
Tuition received in advance	101,484
Total current liabilities	144,640
Commitments and contingencies:	—
Stockholders' equity:
Common stock, $1 par value, authorized 500 shares
issued and outstanding	500
Paid-in capital	4,500
Retained earnings	74,780
Total stockholders' equity	79,780
Total liabilities and stockholders' equity	$224,420

See accompanying notes to the financial statements.

F-31

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

STATEMENT OF INCOME AND RETAINED EARNINGS

For the year ended December 31, 2012

Revenues:
Net tuition revenue	$854,712
Massage, facial and nails practicals fees	151,875
Total revenues, net	1,006,587
Operating expenses	927,360
Income from operations	79,227
Other expense:
Interest expense	(979)
Net income	78,248
Retained earnings, beginning of year	92,102
S Corporation distributions	(95,570)
Retained earnings, end of year	$74,780

See accompanying notes to the financial statements.

F-32

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

STATEMENT OF CASH FLOWS

For the year ended December 31, 2012

Cash flows from operating activities:
Net income	$78,248
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	6,992
Provision for doubtful accounts	(23,110)
Changes in assets and liabilities:
(Increase) decrease in:
Accounts receivable	25,515
Security deposits	(303)
Increase (decrease) in:
Accounts payable and accrued expenses	(75,851)
Tuition received in advance	11,974
Net cash provided by operating activities	23,465
Cash flows from financing activities:
Net borrowing (repayments) on line of credit	2,819
Repayment of note payable	(2,605)
Distributions to stockholders	(95,570)
Net cash used in financing activities	(95,356)
Net decrease in cash	(71,891)
Cash at beginning of the year	87,805
Cash at end of the year	$15,914
Supplemental disclosures for cash flow information:
Cash paid during the year for
Interest	$979
Income taxes	$—
Supplemental disclosure of non-cash investing and financing activities:
Equipment purchased with issuance of a note payable	$6,157

See accompanying notes to the financial statements.

F-33

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach (the "Company" or “Institution”) is a Florida corporation formed in 1988. The Company operates as an educational institution for the training of massage, facial skin care and cosmetology. A summary of the accounting policies applied in the preparation of the accompanying financial statements follows.

Basis of Accounting

The financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America as outlined in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Under the accrual basis of accounting, revenues are recorded as earned and expenses are recorded at the time liabilities are incurred.

Property and Equipment

Property and equipment is stated at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. These estimated service lives range from 5 to 39 years. Accelerated and straight-line methods are utilized for both financial and tax reporting purposes. Maintenance and repairs of property are charged to operations, and major improvements are capitalized.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For the purpose of the Statement of Cash Flows, the Company included cash on hand and in banks. The Company also considers all highly liquid investments with a maturity of three months or less, when purchased, to be cash equivalents.

F-34

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

 December 31, 2012

NOTE A – CONTINUED

Fair Value of Financial Instruments

Financial instruments are composed of cash, cash equivalents, certificates of deposits, accounts receivable, the carrying value of which approximates fair value.

Revenue Recognition

Tuition revenue is recognized as revenue in the period in which the students complete the clock hours per the agreed upon program as they are rendered. Amounts of tuition received that have not yet been earned are recorded as tuition received in advance. Other revenue is recognized as revenue in the period in which it was earned.

Refundable Advances for U.S. Government-sponsored Loan and Grant Funds

Funds provided by the U.S. Government under the Federal Pell Grant Program and Federal Direct Loan Program, are granted and/or loaned to qualified students. Receipts of these monies are utilized fully or partially to meet the cost of attendance of the student. Funds provided by the U.S. Government are ultimately refundable to the government on a whole or partial basis, if the student does not finish the agreed program, withdraws, or fails to meet the required qualifications. Funds provided by the U.S. Government that are ultimately refundable to the government are presented as a liability when incurred.

Income Taxes

The Company filed an election with the Internal Revenue Service to be taxed as an S Corporation. Under this election, the Company's income, losses and tax credits will be included in the individual tax returns of the stockholders. Accordingly, the Company will not report a provision for income taxes. The Company’s income tax filings are subject to audit by various taxing authorities. The Company’s open audit periods are 2009 – 2012. In evaluating the Company’s tax provisions and accruals, future taxable income, and the reversal of temporary differences, interpretations and tax planning strategies are considered. The Company believes their estimates are appropriate based on current facts and circumstances. The Company’s policy on income statement classification of interest and penalties related to income tax obligations, if any, is to include such items as part of interest expense and other expense, respectively.

F-35

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

 NOTES TO THE FINANCIAL STATEMENTS

 December 31, 2012

NOTE A – CONTINUED

Allowance for Doubtful Accounts

An allowance for loss in student loans/receivable is established based upon a review of the collectibility of the underlying student loans/receivable. The allowance represents management’s estimate of the amount of the student balances for which loss is probable. The allowance is increased or decreased through charges to expense and recoveries of loans previously charged to expense.

Advertising Costs

Advertising costs, included in operating expenses, are expensed as incurred. Advertising expense was $104,208 for the year ended December 31, 2012.

Date of Management Review

In preparing the financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of this report. That date is the date the financial statements were available to be issued.

NOTE B – Accounts receivable

Accounts receivable at December 31, 2012 consists of the following:

Tuition receivable	$210,272
Less allowance for doubtful accounts	125,000
$85,272

The Company enters into tuition financing agreements with certain students wherein a portion of the total tuition is collected over a period of twelve (12) to thirty-six (36) months with interest on the unpaid balance ranging from zero to eighteen (18%) percent per annum. Tuition receivable is recorded over the term in which educational services are rendered, which may differ from the term of the finance agreements. See Note A.

F-36

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012

NOTE C – PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2012 consists of the following:

Furniture, fixtures, and equipment	$144,017
Leasehold improvements	146,864
290,881
Less accumulated depreciation	168,380
$122,501

Deprecation and amortization expense for the year was $6,992.

Note D – Tuition received in advance

The Company receives tuition payments in advance of rendering educational services. Management’s policy is to record these transactions as a current liability. The Company recognizes revenue from these payments as educational services are rendered.

Net tuition revenue includes the earned portion of finance and late charges, which are recorded pursuant to tuition finance arrangements.

NOTE E – LINE OF CREDIT

The Company has a line of credit with a financial institution (maximum borrowing of $50,000 at an annual fee of $150), interest only, payable monthly, at the financial institution’s prime rate plus two percent, principal payments on demand, collateralized by the personal guarantee of the stockholders of the Company. The Company had an outstanding balance of $5,043 under this line of credit at December 31, 2012. Interest expense for the year ending December 31, 2012, was $254.

NOTE F – NOTE PAYABLE

The Company entered into a note payable to finance the purchase of equipment. The note is payable in monthly installments of $303, including principal and interest at 17.943% through December 31, 2013. At December 31, 2012 the balance on the note is $3,552 and interest expense for the year then ended totaled $725.

F-37

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012

NOTE G – COMMITMENTS AND CONTINGENCIES

Concentration of Risk

The Company maintains its cash balances at financial institutions located in Lake Worth, Florida. Deposit accounts are insured by the Federal Deposit Insurance Corporation (FDIC) with unlimited deposit insurance coverage for non-interest bearing accounts (ending January 1, 2013) while interest bearing accounts are insured up to $250,000. At December 31, 2012, the Company had no uninsured cash balances. The Company extends credit to its customers and students. The Company has assessed its significant credit risk on customer and student receivables and has provided an allowance for amounts believed to be uncollectible.

Leases

The Company leases its facilities located in Lake Worth, Florida. One lease expired on December 31, 2000, and the Company was on a month-to-month basis until July of 2002, when a related party purchased the building from the previous landlord. Currently, the Company is leasing this building on a month-to-month verbal agreement with the rent approximating $4,250 per month. See Note I. The Company has operating leases for office equipment. The Company may also rent property and equipment on an as needed basis. Rent expense for the year ended December 31, 2012, was $68,797.

Current Vulnerability Due to Certain Concentrations

The Company’s operations are concentrated in the educational market for massage, facial skin care and cosmetology. In addition, the Company operates in a heavily regulated environment. The operations of the Company are subject to the administrative directives, rules and regulations of federal, state and local regulatory agencies, including, but not limited to, the U.S. Department of Education (“DOE”). Such administrative directives, rules and regulations are subject to change by an act of Congress or an administrative change mandated by the DOE. Such changes may occur with little notice or inadequate funding to pay for the related cost, including the additional administrative burden, to comply with a change.

Regulatory Compliance

To participate in Title IV Programs, a school must be authorized to offer its programs of instruction by relevant state education agencies, be accredited by an accrediting commission recognized by the Department of Education and be certified as an eligible institution by the DOE. For this reason, the school is

F-38

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012

NOTE G – CONTINUED

Regulatory Compliance – continued

subject to extensive regulatory requirements imposed by all of these entities. After the school receives the required certifications by the appropriate entities, the school must demonstrate its compliance with the DOE regulations of the Title IV Programs on an ongoing basis. Included in these regulations is the requirement that the Company must satisfy specific standards of financial responsibility. The DOE evaluates institutions for compliance with these standards each year, based upon the institution’s annual audited financial statements, as well as following a change in ownership of the institution. Under regulations, the DOE calculates the institution’s composite score for financial responsibility based on its (i) equity ratio, which measures the institution’s capital resources, ability to borrow and financial viability; (ii) primary reserve ratio, which measures the institution’s ability to support current operations from expendable resources; and (iii) net income ratio, which measures the institution’s ability to operate at a profit. This composite score can range from -1 to +3.

For December 31, 2012, the Company has calculated its composite score to be 1.5. However, this is subject to determination by the DOE once it receives and reviews the Company’s audited financial statements for the year ended December 31, 2012.

The U.S. Department of Education requires the Company to maintain a letter of credit due to the Company not making timely refunds of Title IV funds during 2011. The amount of the letter of credit is $9,866 at December 31, 2012, which is 25% of total Title IV refunds that were made or should have been made for the year ended December 31, 2011. The letter of credit must remain in effect until the Company has no late return findings for two consecutive fiscal years.

Note H – U.S. Department of Education Title IV “90/10” Requirement

The Company derives a substantial portion of its revenues from Student Financial Aid (SFA) received by its students under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). To continue to participate in the SFA programs the Company must comply with the regulations promulgated under the HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than ninety percent (90%) from the Title IV programs. The failure of the Company to meet the ninety percent (90%)

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Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2012

NOTE H – CONTINUED

limitation will result in the loss of the Company’s ability to participate in SFA programs. For the year ended December 31, 2012, the Company has calculated the 90/10 test as the numerator being the sum of Adjusted Student Title IV Revenue by source of Subsidized Loans, $229,611, Unsubsidized Loans up to loan limits, $347,964, and Federal Pell Grants, $356,330, for a total of Adjusted Student Title IV Revenue on the cash basis of $933,905; the denominator being the sum of the Adjusted Student Title IV Revenue, $933,905, plus the sum of Student Non-Title IV Revenue by source of Student Payments, $185,804, plus the sum of Total Revenue from Other Sources of Activities conducted by the Institution that are necessary for education and training, $151,875 , for a total on the cash basis of $1,271,584, resulting in a percentage of 73.4%. This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Note I – Related Party TRANSACTIONS – U.S. Department of Education REQUIREMENT

The Company participates in the Student Financial Aid (SFA) under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). The Company must comply with the regulations promulgated under the HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements. During 2012, the Company paid to the officers and stockholders salaries totaling $54,034 and S-Corporation distributions totaling $95,570. At December 31, 2012, the Company does not owe the stockholders for any loans or advances of monies.

In July of 2002, through the normal course of business the stockholders’ of the Company established another company with the intention to purchase the building that houses the Institution. This acquisition was completed in July of 2002, utilizing no funds of the Institution other than the monies shown as S Corporation distributions during that year. The Institution has entered into a month-to-month verbal agreement to rent this building. Total rent, including common area maintenance payments, paid to this related party for the year ended December 31, 2012 was $51,060.

Management believes these transactions were in the ordinary course of business. This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

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SUPPLEMENTARY INFORMATION

F-41

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION

Board of Directors

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

We have audited the financial statements of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach as of and for the year ended December 31, 2012 and our report thereon dated June 25, 2013, which expressed an unmodified opinion on those financial statements, appears on page 1. Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The Schedule of Operating Expenses (Unaudited) on page 16, which is the responsibility of management, is presented for purposes of additional analysis and is not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements and, accordingly, we do not express an opinion or provide any assurance on it.

 /s/ Charles A. Krblich, P.A.

Fort Lauderdale, Florida

June 25, 2013

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Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

SCHEDULE OF OPERATING EXPENSES (Unaudited)

For the year ended December 31, 2012

Operating expenses:
Advertising	$104,208
Auto expense	6,511
Bank and credit card charges	8,972
Depreciation and amortization	6,992
Equipment rental	17,737
Grant service fees	14,087
Insurance	22,962
Licenses and fees	18,975
Miscellaneous	2,679
Office, school and postage	35,061
Officers' compensation	54,034
Payroll taxes	47,530
Professional fees	7,500
Rent	51,060
Repairs, maintenance and janitorial	8,902
Security	1,831
Telephone	9,476
Utilities	24,188
Wages and salaries	484,655
Total operating expenses	$927,360

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OTHER REPORTS

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INDEPENDENT AUDITOR’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING AND ON COMPLIANCE AND OTHER MATTERS BASED ON AN AUDIT OF THE FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE WITH GOVERNMENT AUDITING STANDARDS

Board of Directors

Academy of Healing Arts, Massage and Facial Skin Care, Inc.

d/b/a Academy of Palm Beach

We have audited, in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, the financial statements of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach (an S Corporation), which comprise the balance sheet as of December 31, 2012, and the related statements of income and retained earnings and cash flows for the year then ended, and the related notes to the financial statements, and have issued our report thereon dated June 25, 2013.

Internal Control Over Financial Reporting

In planning and performing our audit of the financial statements, we considered Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s internal control over financial reporting (internal control) to determine the audit procedures that are appropriate in the circumstances for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s internal control. Accordingly, we do not express an opinion on the effectiveness of the entity’s internal control.

A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent, or detect and correct misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies, in internal control, such that there is a reasonable possibility that a material misstatement of the entity’s financial statements will not be prevented, or detected and corrected on a timely basis. A significant deficiency is a deficiency, or a combination of deficiencies, in internal control that is less severe than a material weakness, yet important enough to merit attention by those charged with governance.

Our consideration of internal control was for the limited purpose described in the first paragraph of this section and was not designed to identify all deficiencies in internal control that might be material weaknesses or significant deficiencies. Given these limitations, during our audit we did not identify any deficiencies in internal control that we consider to be material weaknesses. However, material weaknesses may exist that have not been identified.

Compliance and Other Matters

As part of obtaining reasonable assurance about whether Academy of Healing Arts, Massage and Facial Skin Care, Inc. d/b/a Academy of Palm Beach’s financial statements are free from material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit and, accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

Purpose of this Report

The purpose of this report is solely to describe the scope of our testing of internal control and compliance and the results of that testing, and not to provide an opinion on the effectiveness of the entity’s internal control or on compliance. This report is an integral part of an audit performed in accordance with Government Auditing Standards in considering the entity’s internal control and compliance. Accordingly, this communication is not suitable for any other purpose.

 /s/ Charles Krblich, P.A.

Fort Lauderdale, Florida

June 25, 2013

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